                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14 A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.               )

   Filed by the Registrant  [ X ]
   Filed by a Party other than the Registrant  [    ]

   Check the appropriate box:
      [   ] Preliminary Proxy Statement     [   ] Confidential, For Use of the
                                                  Commission Only (as Permitted
                                                  by Rule 14a-6(3)(2))
      [ X ] Definitive Proxy Statement

      [   ] Definitive Additional Materials

      [   ] Soliciting Material Pursuant to Rule
            14a-11(c) or Rule 14a-12

                           Amarillo Biosciences, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [ X ] No fee required.

      [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

  (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)   Total fee paid:

--------------------------------------------------------------------------------

  [  ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)   Filing Party:

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         (4)   Date Filed:

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                                      1

                         AMARILLO BIOSCIENCES, INC.
                             800 WEST 9TH AVENUE
                            AMARILLO, TEXAS 79101

                          ------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MAY 13, 1997


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Amarillo Biosciences, Inc. (the "Company") will be held in the Centennial Room of Boatmen's First National Bank, 8th and Taylor, Amarillo, Texas on the 13th day of May, 1997 at 8:30 A.M., local time, for the following purposes:

     1. To elect eight Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

     2. To consider and vote upon amendments to the Company's 1996 Employee Stock Option Plan permitted as a result of amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and to increase by 50,000 the number of shares of Common Stock reserved for issuance thereunder.

     3. To consider and vote upon amendments to the Company's Outside Director and Advisor Stock Option Plan permitted as a result of amendments to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and to increase by 50,000 the number of shares of Common Stock reserved for issuance thereunder.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on March 27, 1997 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 800 West 9th Avenue, Amarillo, Texas.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                                                EDWARD L. MORRIS
                                                                Secretary

Amarillo, Texas
April 16, 1997


     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                           AMARILLO BIOSCIENCES, INC.
                              800 WEST 9TH AVENUE
                             AMARILLO, TEXAS 79101
                               _________________

                                PROXY STATEMENT

    The accompanying Proxy is solicited by and on behalf of the Board of Directors of Amarillo Biosciences, Inc. a Texas corporation (the "Company"), for use only at the Annual Meeting of Stockholders to be held in the Centennial Room of Boatmen's First National Bank, 8th and Taylor, Amarillo, Texas on the 13th day of May, 1997, at 8:30 A.M., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 16, 1997.

    Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated proxy, except as to any matter voted upon prior to such revocation.

    The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, and for proposals two and three, regarding amendments to the Company's stock option plans. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. The election of directors will be determined by a plurality of the votes of the shares of common stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, in the case of shares that are present or represented at the Meeting for quorum purposes, not voting such shares for a particular nominee for director, including by withholding authority on the Proxy, will not operate to prevent the election of such nominee if he or she otherwise receives a plurality of the votes.


                               VOTING SECURITIES

    The Board of Directors has fixed the close of business on March 27, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on March 27, 1997 consisted of 5,414,232 shares of Common Stock, each entitled to one vote. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock, representing a majority of the number of votes entitled to be cast.


                             PRINCIPAL STOCKHOLDERS

    The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 1997, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                                                                Percentage of
                         Name and Address                                Number of Shares       -------------
                        of Beneficial Owner                             Beneficially Owned        Class (1)
                        -------------------                             ------------------        ---------
Hayashibara Biochemical Laboratories, Inc.  . . . . . . . . . . .           1,232,856                   22.8%
Dr. Joseph M. Cummins . . . . . . . . . . . . . . . . . . . . . .             681,084 (1)               12.6%
Mesa, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .             315,120                    5.8%
Mochida Pharmaceutical Co., Ltd.  . . . . . . . . . . . . . . . .             300,000                    5.5%

__________________

(1) Includes an aggregate of 343,918 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 9,590 shares owned by Dr. Cummins' wife.

          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

    The following table sets forth, as of March 1, 1997, beneficial ownership of shares of Common Stock of the Company by each director, each of certain executive officers and all directors and executive officers as a group.

                                                                       Total Number of           Percentage of
                                                                     Shares Beneficially         Common Stock
                      Name                                                  Owned                   Owned
                      ----                                           ----------------------   -----------------
Joseph Cummins  . . . . . . . . . . . . . . . . . . . . . . . . .            681,084 (1)                 12.6%
Dennis Moore  . . . . . . . . . . . . . . . . . . . . . . . . . .            149,616                      2.8%
James Cook  . . . . . . . . . . . . . . . . . . . . . . . . . . .             66,600 (2)                  1.2%
Katsuaki Hayashibara  . . . . . . . . . . . . . . . . . . . . . .             48,240                      1.0%
Stephen Chen  . . . . . . . . . . . . . . . . . . . . . . . . . .              1,000                        *
Brian McLean  . . . . . . . . . . . . . . . . . . . . . . . . . .                 --                       --
James Page  . . . . . . . . . . . . . . . . . . . . . . . . . . .                 --                       --
Total Group (all directors and executive
    officers - 9 persons)   . . . . . . . . . . . . . . . . . . .          1,058,104 (3)                 19.5%

__________________
*  Less than 1%

(1) Includes an aggregate of 343,918 shares of Common Stock held by Joseph Cummins as trustee under certain trusts for the benefit of his children and 9,590 shares owned by Dr. Cummins' wife.

(2) All of such shares are owned jointly with Mr. Cook's wife.

(3) Includes an aggregate of 22,344 shares of Common Stock held by one officer as trustee of a trust, an aggregate of 28,000 shares of Common Stock held by such officer as the executor of an estate, an aggregate of 960 shares of Common Stock held by such officer as the trustee of a profit sharing plan and an aggregate of 7,616 of Common Stock owned by a law firm of which such officer is a member.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

    Eight directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The By-Laws of the Company permit the Board of Directors to fix the number of directors at no less than one nor more than thirty persons and the Board of Directors has fixed the number of directors at eight persons. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

    The name of, and certain information with respect to, all directors, executive officers and all persons nominated or chosen to become a director are as follows (all of the following except Messrs. Hughes, Richards and Morris have been nominated to serve as directors):

                                              Director
  Name and Age                                  Since         Principal Occupation for the Past Five Years
-----------------------------------------     --------    --------------------------------------------------
Joseph Cummins, DVM, PhD, 54  . . . . . .       1984      Chairman of the Board of the Company since June
                                                          1984.  Served as President of the Company since
                                                          December 1994 and from June 1984 to September 1992.
                                                          Received a PhD degree in microbiology from the
                                                          University of Missouri in 1978 and a doctor of
                                                          veterinary medicine degree from Ohio State
                                                          University in 1966.
Tom D'Alonzo, 53  . . . . . . . . . . . .       1997      Joined Pharmaceutical Product Development, Inc. as
                                                          President and Chief Operating Officer and member of
                                                          the Board of Directors in October 1996.  Previously
                                                          served as President and Chief Executive Officer of
                                                          Genvec, Inc.; a gene therapy biotech company from
                                                          1993 to 1996.  Held various management positions
                                                          including President with Glaxo, Inc. from 1983 to
                                                          1993.  Serves on the Board of Directors of Goodmark,
                                                          Inc., a publicly traded company listed on NASDAQ.
Charles Hughes, 57  . . . . . . . . . . .        --       Executive Vice President, Chief Financial Officer
                                                          and Treasurer since September 1996 and was Vice
                                                          President - Finance and Administration, Chief
                                                          Financial Officer and Treasurer of the Company since
                                                          April 1993.  From August 1991 to March 1993, Vice
                                                          President of First National Bank of Amarillo.
                                                          Certified Public Accountant, received a MBA degree
                                                          from West Texas State University in 1977.
Alan Richards, PhD, 45  . . . . . . . . .        --       Served the Company in various capacities since June
                                                          1990, most recently as Director of Clinical and
                                                          Regulatory Affairs.  From 1986 to 1990,  member of
                                                          the faculty of Campbell University teaching
                                                          microbiology, immunology, genetics and
                                                          biotechnology.  Received a PhD degree in veterinary
                                                          microbiology and immunology from Texas A&M
                                                          University in 1984.
Stephen Chen, PhD (1), 47 . . . . . . . .       1996      President and Chief Executive Officer of STC
                                                          International, Inc., a health care investment firm,
                                                          since May 1992.  From August 1989 to May 1992,
                                                          Director of Pharmaceutical Research and Development
                                                          for the Ciba Consumer Pharmaceuticals Division of
                                                          Ciba-Geigy.
James Cook (2)(3), 62 . . . . . . . . . .       1988      President and Chief Executive Officer of the First
                                                          National Bank of Arvada since January 1992 and from
                                                          April 1987 to December 1991, Executive Vice
                                                          President of First National Bank of Amarillo.
Katsuaki Hayashibara (1)(2), 53 . . . . .       1994      Named Director of the Overseas Business Development
                                                          Division of Hayashibara Company, Ltd. in January
                                                          1997.  Served as Director of Research and
                                                          Development for Hayashibara Biochemical
                                                          Laboratories, Inc. since 1988.

                                              Director
  Name and Age                                  Since         Principal Occupation for the Past Five Years
-----------------------------------------     --------    --------------------------------------------------
Brian McLean, MD, 37  . . . . . . . . . .       1996      Partner in a New York venture capital firm.  From
                                                          1991 to 1996, staff anesthesiologist with Tarzana
                                                          Regional Medical Center.  Received a MBA degree in
                                                          1992 and a MD degree in 1987 from UCLA
Dennis Moore, DVM (2)(3), 50  . . . . . .       1986      Doctor of veterinary medicine since 1972 and was in
                                                          private practice from 1972 to 1995.  Management of
                                                          personal investments since 1995.
James Page, MD (1), 70  . . . . . . . . .       1996      Prior to retiring in 1991 as a Vice President with
                                                          Adria Laboratories, Inc.,  held various upper
                                                          management level positions with Carter Wallace,
                                                          Inc., Merck Sharpe & Dohme Research Laboratories and
                                                          Wyeth Laboratories.
Edward L. Morris (4), 51  . . . . . . . .        --       Served as Secretary of the Company since 1986. Since
                                                          1983 a partner in the law firm of Morris, Moore,
                                                          Moss & Douglass, P.C., which firm provides legal
                                                          services to the Company.

__________________
(1) Member of the Compensation Committee.
(2) Member of the Finance Committee.
(3) Member of the Audit Committee.
(4) Mr. Morris is not an executive officer of the Company, and is not considered to perform any significant policy making functions for the Company; however, since he is both the Secretary to the Company, and one of its legal advisors, and participates in that capacity in meetings of the Company's Board of Directors, he is named in this item.


                                  PROPOSAL TWO

                           APPROVAL OF AMENDMENTS TO
                 THE COMPANY'S 1996 EMPLOYEE STOCK OPTION PLAN

    At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon amendments to the Company's 1996 Employee Stock Option Plan (the "Stock Option Plan"). The amendments were adopted by the Company's Board of Directors on March 13, 1997, subject to shareholder approval.

    The first purpose of the amendments is to increase the flexibility of the Board of Directors or committee of directors appointed to administer the Stock Option Plan (the "Committee") to take advantage of recent amendments to Rule 16b-3 ("Rule 16b-3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to grants of options under the Stock Option Plan. The second purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Stock Option Plan to 200,000. This amendment will involve an increase of 50,000 shares of Common Stock available for distribution.

    Rule 16b-3 provides exemptions for transactions by employees, officers and directors involving an issuer's employee benefit plans. In 1996 the Securities Exchange Commission simplified and revised Rule 16b-3 in several respects. As revised, Rule 16b-3 provides that option grants by an issuer to an officer or director subject to the short-swing trading provisions of Section 16 of the 1934 Act will be exempt upon satisfaction of any one of the three following alternative conditions: (i) approval of the grant transaction by the issuer's board of directors or a committee of two or more Non-Employee Directors (as defined in Rule 16b-3); (ii) approval or ratification of the grant transaction by the holders of a majority of the issuer's securities; or (iii) satisfaction of a six-month holding period with respect to the equity securities acquired following the date of acquisition. As amended, the Stock Option Plan allows the Board of Directors or Committee to utilize any one of the three alternative conditions for exempting the option grants, and eliminates the requirement that officers, directors and 10% shareholders of the Company receive grants from a committee consisting solely of "disinterested persons" within the meaning of Rule 16b-3 prior to its amendment in 1996. The proposed amendment also eliminates permitted transfers of awards under the Stock Option Plan pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Board of Directors believes that this amendment is desirable because it is consistent with the nontransferable nature of the options granted under the Stock Option Plan.

    The Stock Option Plan as proposed to be amended also increases the number of shares of Common Stock reserved for issuance thereunder from 150,000 to 200,000 shares. The purpose of the Stock Option Plan is to closely associate the interests of the management of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide management with an equity ownership in the Company commensurate with Company performance, maintain competitive compensation levels, and provide an incentive to management for continuous employment with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its employees, and recommends that the shareholders approve this proposal.

    The shares awarded to employees of the Company under the Stock Option Plan come from authorized but unissued shares of Common Stock. Without the 50,000 shares that are the subject of this proposal, there are a total of 150,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Stock Option Plan. As of March 27, 1997, no shares of Common Stock had been purchased upon the exercise of options issued under the Stock Option Plan and a total of 40,500 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Stock Option Plan.

Description of the Stock Option Plan

    Following is a summary description of the Stock Option Plan:

    General. The purpose of the Stock Option Plan is to serve as an incentive to employees for continuous employment with the Company, to maintain competitive compensation levels for employees and to more closely align the interests of shareholders and employees of the Company.

    Awards under the Stock Plan are in the form of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Limited stock appreciation rights ("Limited Rights") relating to such ISOs may be granted. At present, an aggregate of 150,000 shares of Common Stock are reserved for issuance upon the exercise of ISOs granted under the Stock Option Plan. If the amendments described herein are approved, an aggregate of 200,000 shares of Common Stock will be reserved for issuance upon the exercise of ISOs under the Stock Option Plan.

    Administration. As amended, the Stock Option Plan is administered by a committee of at least two directors of the Company (the "Committee"), which has the authority in its sole discretion to grant ISOs and Limited Rights to eligible employees, to determine the timing and amount of such awards, to impose limitations, restrictions and conditions upon such awards and to interpret the Stock Option Plan and related rules and agreements.

    Eligibility. Employees of the Company are eligible to receive grants of options under the Stock Option Plan. Directors who are not otherwise employed by the Company are not considered to be "employees" of the Company for purposes of the Stock Option Plan. As of March 27, 1997, approximately eight (8) employees were eligible to receive grants under the Stock Option Plan.

    Options. All ISOs granted to employees who do not possess more than 10% of the total combined voting power of all classes of stock of the Company will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year, commencing on the first anniversary of the date of grant. All ISOs granted to 10% shareholders will be exercisable at a price equal to 110% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 25% per year, commencing on the first anniversary of the date of grant. The aggregate fair market value of the shares covered by ISOs granted under the Stock Plan that become exercisable by a holder for the first time in any calendar year is subject to a $100,000 limit. The maximum number of shares of Common Stock with respect to which ISOs may be granted in any one year to any employee shall not exceed 50,000.

    ISOs granted to employees who are not 10% shareholders must be exercised prior to the expiration of ten years from the date of grant and ISOs granted to 10% shareholders must be exercised prior to the expiration of five years from the date of grant. ISOs are exercisable only during the holder's employment, and, in the case of involuntary termination of the employee, for a period of up to 90 days after the termination of such holder's employment to the extent the ISOs were exercisable at the date of termination or become exercisable within the 90 days after termination of employment. However, in the case of the termination of an optionee's employment by reason of his disability or retirement, the ISOs held by him may be exercised for a period of 36 months after such termination to the extent the ISOs were exercisable at the date of termination. In the case of the death of an optionee, any ISO exercisable on the date of the employee's death may be exercised by the employee's estate or beneficiaries if such exercise occurs within the remaining term of the option but in no event after one year after the employee's death. The Stock Plan as amended provides that ISOs may not be transferred other than by will or the laws of descent and distribution.

    Concurrently with or subsequent to the award of any ISO, the Committee may award a Limited Right with respect to each ISO permitting the optionee to be paid the appreciation on the Common Stock in lieu of (but not in addition to) exercising the ISO. A Limited Right is fully exercisable and must be exercised immediately preceding or simultaneously with a Change in Control (as defined in the Stock Option Plan), except that if a Change of Control occurs without notice to the holder of the Limited Right or an opportunity by the holder of the Limited Right to exercise it, the Limited Right must be exercised as soon as practicable after the Change of Control occurs.

    Any shares of Common Stock subject to an option which has been terminated unexercised or expires shall again be available for issuance under the Stock Option Plan, except that shares subject to an option which are not issued because the optionee has elected to be paid upon the exercise of a related Limited Right shall not again be available for issuance under the Stock Option Plan.

    Amendments and Termination. The Committee may amend, alter or terminate the Stock Option Plan at any time. However, without shareholder approval no such amendment, alteration or termination may be made that (i) increases the number of shares of Common Stock issuable under the Stock Option Plan, (ii) extends the period during which any award may be granted or exercised, or (iii) extends the term of the Stock Option Plan.

Federal Income Tax Consequences

    The grant of an ISO has no immediate federal income tax consequences to the optionee or the Company. The exercise of an ISO while the optionee is an employee or within three months after termination of employment generally has no immediate tax consequences to the Company or the optionee. If the optionee is subject to the alternative minimum tax, however, the exercise of an ISO would result in an increase in the optionee's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If an optionee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the optionee generally recognizes long-term capital gain or loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the exercise price of the shares. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the ISO or the sale of shares acquired pursuant to such exercise. If, however, an optionee exercises an ISO more than three months after termination of employment or disposes of the shares prior to the expiration of the required holding period, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, and the excess generally would be treated as long-term or short-term capital gain. The required holding period is the longer of two years from the date the option was granted and one year after the date of issuance of the shares upon the exercise of the option.

Option Grants

    The following table sets forth, as of March 27, 1997, the total number of unexercised options granted under the Stock Option Plan to the Company's Chairman of the Board, President and Chief Executive Officer and all employees, including all current officers who are not executive officers, as a group.

                                                                          Number of Shares       Average Per
                                                                             Subject to        Share Exercise
                               Name                                       Options Granted           Price
                               ----                                       ---------------           -----
Dr. Joseph M. Cummins . . . . . . . . . . . . . . . . . . . . . . . .              7,500            $5.50 (1)
All current employees as a group [eight (8) persons]  . . . . . . . .             40,500            $5.09

__________________
(1) The fair market value of the Common Stock on the date of grant was $5.00 per share.

    Over the term of the Stock Option Plan, up to March 27, 1997, a total of 40,500 options had been granted and no options had been canceled.

    Options outstanding under the Stock Option Plan have expiration dates ranging from August 8, 2001 to August 8, 2006.

    The amendments to the Stock Option Plan, which have been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, are as follows:

    Section 1.02, Administration, Subparagraph (a): The third sentence of this Subparagraph shall be deleted in its entirety. The sentence to be deleted reads as follows:

              Notwithstanding anything in this Section 1.02 to the contrary, so long as any equity security of the Company is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor statute, all authority to exercise discretion with respect to participation in the Plan by persons who are (i) "officers" within the meaning of the applicable Securities and Exchange Commission rules and regulations relating to Section 16 of the 1934 Act, or any successor statute, (ii) directors of the Company and/or
              (iii) beneficial owners of more than ten percent (10%) of any class of equity securities of the Company who are otherwise eligible to participate in the Plan, and the timing, pricing, amounts and other terms and conditions of awards granted under the Plan to such officers, directors and beneficial owners, shall be vested in the Committee, if all of the members of the Committee are disinterested persons within the meaning ascribed to such term in Rule 16b-3 promulgated under the 1934 Act, or within any successor definition or under any successor rule ("disinterested persons").

    Section 1.02, Administration, Subparagraph (d): In the first sentence of this Subparagraph, the first reference to "1934 Act" is amended to read, "Securities Exchange Act of 1934 (the '1934 Act')".

    Section 1.05, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "one hundred fifty thousand (150,000)" shall be amended to read, "two hundred thousand (200,000)."

    Section 4.02, Non-Assignability: In the first sentence of this Section, the following clause shall be deleted in its entirety: "or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended."

    The foregoing amendments shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1997 annual meeting of Shareholders of ABI.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY 1996 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL THREE

                           APPROVAL OF AMENDMENTS TO
          THE COMPANY'S OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN

    At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon amendments to the Company's Outside Director and Advisor Stock Option Plan (the "Directors Plan"). The amendments were adopted by the Company's Board of Directors on March 13, 1997, subject to shareholder approval.

    The first purpose of the amendments is to increase the authority of the committee appointed by the Board of Directors to administer the Directors Plan (the "Committee") to take advantage of the amendments to Rule 16b-3 under the 1934 Act. The second purpose of the amendment is to increase the number of shares of the Company's Common Stock reserved for issuance under the Directors Plan to 150,000. This amendment will involve an increase of 50,000 shares of Common Stock available for distribution.

    Rule 16b-3 provides exemptions for transactions by directors, officers and employees involving an issuer's employee benefit plans. In 1996 the Securities and Exchange Commission simplified and revised Rule 16b-3 in several respects. See "PROPOSAL TWO-APPROVAL OF AMENDMENTS TO THE COMPANY'S 1996 EMPLOYEE STOCK OPTION PLAN" for a brief description of Rule 16b-3 as revised with respect to option grants. As amended, the Directors Plan provides that the Committee, which shall consist of at least two members of the Board of Directors, shall have the authority to designate directors and scientific advisors eligible to participate in the Directors Plan, to grant awards provided in the Directors Plan as determined by the Committee and to impose such restrictions, limitations and conditions upon such awards as the Committee shall deem appropriate. The amended Directors Plan provides that with respect to persons subject to Section 16 of the 1934 Act, transactions under the Directors Plan are intended to comply with all applicable provisions of Rule 16b-3 under the 1934 Act, thereby affording the Committee the flexibility to utilize any one of the three alternative conditions to exempt option grants. The Directors Plan as amended also maintains the formula provisions providing for automatic grants of a fixed number of stock options.

    The amended Directors Plan takes advantage of the elimination from Rule 16b-3 of its previous requirement that options be nontransferable and provides that the Committee may grant an optionee limited rights to transfer options granted under the Directors Plan. If the stock option agreement so provides, options may be transferred by the optionee to Permitted Transferees (generally a member of the optionee's immediate family, trusts for the benefit of such family members and family partnerships) so long as there is no consideration for the transfer.

    The Directors Plan as proposed to be amended also increases the number of shares of Common Stock reserved for issuance thereunder from 100,000 to 150,000 shares. The purpose of the Directors Plan is to closely associate the interests of the outside directors and scientific advisors of the Company and its subsidiaries and affiliates with those of the shareholders by reinforcing the relationship between participants' rewards and shareholder gains, provide outside directors and scientific advisors with an equity ownership in the Company commensurate with Company performance, and provide an incentive to outside directors and scientific advisors for continuous employment with the Company. The Board of Directors believes that this increase is necessary for the Company to remain competitive in the recruitment, motivation and retention of its outside directors and scientific advisors and recommends that the shareholders approve this proposal.

    The shares of Common Stock of the Company under the Directors Plan come from authorized but unissued shares of Common Stock. Without the 50,000 shares that are the subject of this proposal, there are a total of 100,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options granted under the Directors Plan. As of March 27, 1997, no shares of Common Stock had been purchased upon the exercise of options issued under the Directors Plan and a total of 100,000 shares of Common Stock were subject to outstanding options that have been granted pursuant to the Directors Plan.

Description of the Directors Plan

    Following is a summary description of the Directors Plan:

    General. The purpose of the Directors Plan is to provide an incentive to outside directors and members of the Company's Scientific Advisory Board ("Advisors") for continuous association with the Company and to reinforce the relationship between participants' rewards and shareholder gains. As of March 27, 1997, approximately seven outside directors and seven Advisors were eligible to receive grants under the Directors Plan.

    Awards under the Directors Plan are in the form of so-called non-qualified stock options and limited rights relating to such options. At present, an aggregate of 100,000 shares of Common Stock are reserved for issuance upon exercise of options granted under the Directors Plan. If the amendments described herein are approved, an aggregate of 150,000 shares of Common Stock will be reserved for issuance upon the exercise of stock options under the Directors Plan. Options under the Directors Plan may be granted only to directors or Advisors who are not officers or employees of the Company.

    Administration. As amended, the Directors Plan is to be administered by a Committee consisting of at least two directors of the Company which has the authority, in its sole discretion, to interpret the Directors Plan, to adopt, amend and rescind rules and regulations relating to the Directors Plan, to designate the directors and Advisors eligible to participate in the Directors Plan, grant awards provided in the Directors Plan, and to otherwise administer the Plan.

    Options. Under the Directors Plan, each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock on the date such person becomes an Outside Director, and each Advisor is automatically granted an option to purchase 5,000 shares of Common Stock on the date such person first becomes an Advisor. As amended, the Directors Plan provides that the Committee shall have the authority to designate Directors and Scientific Advisors eligible to participate in the Directors Plan, to grant awards provided in the Directors Plan as determined by the Committee, and to impose such restrictions, limitations and conditions upon such awards as the Committee shall deem appropriate. All options granted under the Directors Plan will be exercisable at a price equal to 100% of the fair market value of a share of Common Stock on the date of grant and will vest at the rate of 20% per year, commencing on the first anniversary of the date of grant. Options must be exercised prior to the expiration of ten years from date of grant.

    Amendments and Termination. The Committee may without action by the shareholders amend the Directors Plan or awards thereunder in response to changes in securities or other applicable laws or to comply with stock exchange rules or requirements. Without shareholder approval, the Committee may not extend the period during which an option or limited right may be exercised or extend the term of the Directors Plan. The Company is required to obtain shareholder approval of other amendments, including any increase in the number of shares of Common Stock issuable under the Directors Plan, to the extent required by applicable laws or the exchange on which the Common Stock is listed.

    Transferability. Unless otherwise provided in an agreement with the optionee, options under the Directors Plan may not be transferred other than by will or the laws of descent and distribution. If the option agreement so provides, options and limited rights may be transferred by the holder to Permitted Transferees (generally a member of the optionee's immediate family, trusts for the benefit of such family members and family partnerships) so long as there is no consideration for the transfer. The provisions of the Directors Plan relating to exercisability of outstanding options after the optionee's termination of association with the Company by virtue of his death, disability or involuntary termination and the exercise of limited rights are the same as the provisions of the Stock Option Plan relating thereto.

Federal Income Tax Consequences

    The grant of a non-qualified stock option does not result in taxable income to the holder of the option, or in a deduction by the Company. The tax consequences are determined generally at the time the optionee exercises the non- qualified stock option. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the option. The Company is entitled to a deduction in an amount equal to the amount that was includable in the optionee's gross income.

Option Grants

    The following table sets forth, as of March 27, 1997, the total number of unexercised options granted under the Directors Plan to all current directors of the Company who are not executive officers as a group, each nominee for election as a director and each other person who received or is to receive five percent (5%) of such options. Pursuant to the terms of the Plan, options may only be granted to outside directors and Advisors.


                                                                          Number of Shares        Average Per
                                                                             Subject to              Share
                               Name                                       Options Granted        Exercise Price
                               ----                                       ---------------        --------------
All current directors who are not executive officers
(seven persons) . . . . . . . . . . . . . . . . . . . . . . . . . . .            65,000               $5.04

Each other person who received or is to receive 5% of the options under the Directors Plan

Steven Berk . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Michael Lange . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Masashi Kurimoto  . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Jun Minowada  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Doug Testa  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Wayne Tompkins  . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00

Akio Uemura . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,000               $5.00


    Over the term of the Directors Plan, up to March 27, 1997, a total of 100,000 options had been granted and no options had been canceled.

    Options outstanding under the Directors Plan have expiration dates ranging from August 8, 2006 to March 20, 2007.

    The amendments to the Directors Plan, which have been adopted by the Company's Board of Directors and which will be voted upon by the shareholders at the annual meeting of the Company, are as follows:

    Section 1.02, Administration of the Plan, Subparagraph (b): The existing Subparagraph (b) shall be deleted, and the following Subparagraph (b) shall be substituted:

         (b) The Committee shall have the authority, in its sole discretion and from time to time, to:

               (i) designate the directors and Advisors eligible to participate in the Plan;

              (ii) grant awards provided in the Plan in such form and amount as the Committee shall determine;

             (iii) impose such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; and

              (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

    Section 1.02, Administration of the Plan, Subparagraph (d): The existing Subparagraph (d) shall be deleted, and existing paragraphs (e) and (f) shall be redesignated as paragraphs (d) and (e), respectively.

    Section 1.04, Aggregate Limitation on Awards, Subparagraph (a): In the second sentence of this Subparagraph, the number "one hundred thousand (100,000)" shall be changed to read "one hundred fifty thousand (150,000)."

    Section 2.01, Award of Stock Options. The introductory clause under this Section, "All grants of Stock Options to Outside Directors and/or Scientific Advisors under the Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:" shall be deleted in its entirety.

    Section 2.01, Award of Stock Options, Subparagraph (a): This Subparagraph shall be deleted, and the following Subparagraph (a) shall be substituted:

         (a) The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more non-qualified stock options ("Options") to purchase for cash the number of shares of Common Stock allotted by the Committee.

    Section 2.01, Award of Stock Options, Subparagraph (b): The existing Subparagraph (b) shall be deleted, and the following shall be substituted:

         (b) Each Outside Director shall be automatically granted an Option to purchase ten thousand (10,000) shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. The foregoing notwithstanding, any Outside Director who has previously received an Option award as a Scientific Advisor under Section 2.01(c), below, shall be automatically awarded, in his capacity as an Outside Director, an option to purchase only five thousand (5,000) shares, instead of ten thousand (10,000) shares, although additional Options may be awarded by the Committee.

    Section 2.01, Award of Stock Options, Subparagraph (c): The existing Subparagraph (c) shall be deleted, and the following shall be substituted:

         (c) Each Scientific Advisor who is not also serving as an Outside Director shall be automatically granted an Option to purchase five thousand (5,000) shares on the date on which such person first becomes a Scientific Advisor. The foregoing notwithstanding, any Scientific Advisor who has previously received an Option award as an Outside Director shall not automatically be awarded any additional Options as a Scientific Advisor, although additional Options may be awarded by the Committee.

    Section 2.01, Award of Stock Options, Subparagraph (e): The second sentence of this Subparagraph, "All Options shall be automatically granted in accordance with the terms of this Section 2.01," shall be deleted.

    Section 2.01, Award of Stock Options, Subparagraph (f): In the first sentence of this Subparagraph (f), the clause "Securities and Exchange Act of 1934 (the "Exchange Act")" shall be changed to "1934 Act," and the clause "Section 16 of the Exchange Act" shall be changed to "Section 16 of the 1934 Act."

    Section 2.11, Rule 16b-3 Exemption: In this Section, the clause "Securities and Exchange Act of 1934 (the "Exchange Act")" shall be changed to "1934 Act;" and the clause "Section 16 of the Exchange Act" shall be changed to "Section 16 of the 1934 Act."

    Section 3.03, Exercise Period: In the final sentence of this Section, the clause "Securities and Exchange Act of 1934, as amended" is changed to "1934 Act."

    Section 4.02, Non-Assignability: The existing text in this Section is deleted, and the following text is substituted:

         Unless otherwise provided in the agreement with the Optionee, Options shall not be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution, and during the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative. If provided in the agreement with the Optionee, Options and rights may be transferred by the holder to Permitted Transferees, provided that there cannot be any consideration for the transfer. "Permitted Transferee" means a member of a holder's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the holder and such immediate family members are the only partners. An immediate family member shall include a holder's descendants, spouse, and spouses of descendants.

    Section 4.07, Amendment of the Plan: The existing text of this Section is deleted, and the following text is substituted:

         (a) Subject to subsection (b), the Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

         (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not extend the term of the Plan. ABI shall seek and obtain shareholder approval of any amendment to increase the number of shares of Common Stock which may be issued under the Plan or for any other amendment to the Plan to the extent that such increase or other amendment requires shareholder approval under the requirements of the stock exchange or market system under which shares of Common Stock of the Company are then listed or the Internal Revenue Code of 1986 or other laws then in effect and applicable to the Company and the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection
    (a), shall not without the consent of a participant affect his rights under an award previously granted to him.

         The foregoing amendments shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1997 annual meeting of shareholders of ABI.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE COMPANY DIRECTOR AND ADVISOR STOCK OPTION PLAN.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires directors and officers of the Company and persons who own more than 10 percent of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and more than 10 percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

    During 1996, Dr. Stephen Chen and Dr. Brian McLean, directors of the Company, were late filing a Form 4 (Statement of Changes in Beneficial Ownership) within the time period required by Section 16(a) of the Exchange Act.

    Other than mentioned above, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1996, all filings applicable to its directors, officers and more than 10 percent beneficial owners were timely filed.

BOARD OF DIRECTORS

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. The Board held nine meetings in 1996. The Company does not have a nominating committee.

DIRECTORS' FEES AND OTHER COMPENSATION

    Directors who are not employees of the Company received a fee of $1,000 for each regularly scheduled meeting of the Board of Directors attended or $250 for participating in a regularly scheduled Board meeting by conference telephone, but do not receive any additional compensation for service on committees of the Board of Directors. Officers of the Company do not receive additional compensation for serving as directors.

AUDIT COMMITTEE

    The Audit Committee reviews the internal controls of the Company and the objectivity of its financial reporting. It meets with appropriate Company financial personnel and the Company's independent certified public accountants in connection with these reviews. This committee recommends to the Board the appointment of the independent certified public accountants to serve as auditors for the following year in examining the books and records of the Company. The Audit Committee, consisting of James Cook and Dennis Moore, did not meet in 1996.

COMPENSATION COMMITTEE

    The Compensation Committee, consisting of Stephen Chen, Katsuaki Hayashibara and James Page, meets on call and has the authority to act with respect to the compensation of officers and employees of the Company. The Committee met twice in 1996 and all members were present.


                             EXECUTIVE COMPENSATION

    The following table presents the compensation paid by the Company to its Chairman of the Board, President and Chief Executive Officer for 1994 through 1996.

                           SUMMARY COMPENSATION TABLE

                                                                            Annual Compensation
                                                              ------------------------------------------------
                                                                                                  Other
Name and Principal Position                          Year     Salary ($)      Bonus ($)      Compensation ($)
------------------------------------------------     ----     ----------      ---------      -----------------
                                                                                               <C
Dr. Joseph Cummins, Chairman of the Board,
    President and Chief Executive Officer . . .      1996       $120,000        $   --            $252,000 (1)
                                                     1995       $120,000        $  500            $     --
                                                     1994       $120,000        $   --                  --

__________________
(1) Represents the value of 30,000 shares of common stock issued at $5.00 per share and payment of withholding tax requirements in settlement of restricted stock grants and a company contribution of $12,000 to the Simplified Employee Pension Plan.


                             OPTION GRANTS IN 1996

    The following table sets forth certain information relating to options granted in 1996 to the named executive officer to purchase shares of Common Stock of the Company.

                                          Number of Shares
                                          of Common Stock        % of Total
                                             Underlying        Options Granted    Exercise or
                                              Options           to Employees       Base Price     Expiration
  Name                                      Granted (#)            in 1996           ($/Sh)          Date
---------------------------------------   ----------------      --------------    -----------     ----------
Joseph Cummins  . . . . . . . . . . . .        7,500                18.5%           $5.50 (1)      08/08/2001

__________________

(1) The fair market value of the Common Stock on the date of the grant was $5.00 per share.

                AGGREGATED OPTION EXERCISES AT DECEMBER 31, 1996
                           AND YEAR-END OPTION VALUES

    The following table sets forth information for the named executive officer regarding the exercise of options during 1996 and unexercised options held at the end of 1996.

                                                        Number of Shares of Common     Value of Unexercised
                                                             Stock Underlying              In-The-Money
                                Shares        Value       Unexercised Options at            Options at
                              Acquired on   Realized      December 31, 1996 (#)     December 31, 1996 ($) (1)
                             Exercise (#)      ($)      Exercisable/Unexercisable   Exercisable/Unexercisable
                             ------------   --------    -------------------------   -------------------------
Joseph Cummins  . . . . . .       --           --           --     /    7,500           --      /      --

__________________

(1) Calculated based on the closing price of the Common Stock ($4.75) as reported by NASDAQ on December 31, 1996.


                              CERTAIN TRANSACTIONS

    The Company has relied significantly on HBL, the largest shareholder of the Company, for a substantial portion of its capital requirements. From 1989 to 1996, HBL has provided an aggregate of $9,000,000 of funding pursuant to a Joint Development and Manufacturing/Supply Agreement (the "Development Agreement"), purchased from the Company an aggregate of 661,620 shares of common stock for a total purchase price of $2,444,300 and made loans to the Company aggregating $3,000,000, of which $1,000,000 loaned after March 31, 1996 was repaid simultaneously with the consummation of the Company's initial public offering in August 1996. As of December 31, 1996, the outstanding amount of the Company's indebtedness to HBL (including accrued interest) was $2,573,296. HBL owns 1,232,856 shares, approximately 23% of the Company's common stock. In addition to the development Agreement, HBL and the Company are parties to various license and manufacturing and supply agreements pursuant to which the Company licenses certain technology to or from HBL and HBL supplies formulations of its interferon alpha to the Company.

    In May 1996, the Company amended the employment agreements of three officers to provide that, in lieu of issuing an aggregate of 126,000 shares of common stock that were originally to be issued to such persons as a result of their satisfying certain criteria under which the common stock becomes issuable, the Company would issue an aggregate of 79,000 shares and would use $235,000 of the proceeds of the initial public offering to satisfy withholding tax obligations relating to such issuances. The 79,000 shares were issued and the $235,000 of withholding tax obligations were paid in August 1996. The amended employment agreement between the Company and Dr. Cummins provides for the term of Dr. Cummins' employment agreement to be extended to December 31, 1999.

    Pursuant to a Contract Termination and Severance Agreement with Edward Sherwood, a former President of the Company, in January 1995 the Company issued to Dr. Sherwood an aggregate of 29,640 shares of common stock and satisfied the withholding tax obligations relating to such issuance.

    Pursuant to a Stock Purchase Agreement entered into in September 1987 between the Company and Mesa, Inc. ("Mesa"), which owns 315,120 shares of common stock, the Company has agreed that for as long as Mesa is a shareholder of the Company, the Company shall not without the prior written approval of Mesa engage in any repurchase or redemption of its issued and outstanding shares of common stock, unless such repurchase or redemption is offered, pro rata, to all then existing shareholders.

    During the years ended December 31, 1996 and 1995, the Company accrued an aggregate of $81,600 and $68,700, respectively, for legal services rendered by Morris, Moore, Moss and Douglass, P.C. Edward Morris, the Secretary of the Company, is a member of such firm.

    HBL has agreed to indemnify the Company and its officers, directors, employees and agents for litigation expenses, losses, damages and amounts paid in settlement arising out of litigation which may be brought by Hoffmann-La Roche, Inc. or its affiliates relating to the United States Patent 4,503,035 owned by Roche.

    Although the Company believes that the foregoing transactions were on terms no less favorable to the Company than would have been available from unaffiliated third parties in arm's length transactions, there can be no assurance that this is the case. All future transactions and loans between the Company and its officers, directors and 5% shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.


                             STOCKHOLDER PROPOSALS

    Stockholders may present proposals for inclusion in the Company's proxy statement for the 1998 annual meeting of stockholders provided they are received by the Company no later than December 17, 1997, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.


                                    GENERAL

    So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.


                              COST OF SOLICITATION

    The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to the principals at the expense of the Company.


                                                        EDWARD L. MORRIS
                                                        Secretary

COMMON STOCK                                                               PROXY
                         AMARILLO BIOSCIENCES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Revoking any such prior appointment, the undersigned, a stockholder of Amarillo Biosciences, Inc., hereby appoints Joseph M. Cummins and James Cook, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held in the Centennial Room of Boatmen's First National Bank, 8th and Taylor, Amarillo, Texas on May 13, 1997 at 8:30 A.M. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

    This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted for proposals (1), (2) and
(3), and will be voted in the discretion of the proxy holders on other matters to properly come before the meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           AMARILLO BIOSCIENCES, INC.
      PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

1  Election of Directors:  Stephen Chen,
   James Cook, Joseph Cummins, Tom                          For All
   D'Alonzo, Katsuaki Hayashibara, Brian    For   Withheld  Except
   McLean, Dennis Moore and James Page.     [ ]     [ ]       [ ]

   (INSTRUCTION:  TO WITHHOLD AUTHORITY
   TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   WRITE THAT NOMINEE'S NAME IN THE SPACE
   PROVIDED BELOW.)


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2. Approval of amendments to the
   1996 Employee Stock Option               For   Against
   Plan.                                    [ ]     [ ]

3. Approval of amendments to the
   Outside Director and Advisor             For   Against
   Stock Option Plan.                       [ ]     [ ]


4. Upon any other matters which may properly come before the meeting or any adjournments thereof.
Please sign exactly as name appears below.

Dated:                                     , 1997
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Signature


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Signature if held jointly

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.